LOSS PER SHARE	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
LOSS PER SHARE

13. LOSS PER SHARE

The calculation of basic and diluted loss per share is based on the following data:

Year ended 31 December	2011	2010

Net loss for the year	$(628,767)	$(619,576)

Weighted average number of shares – basic and diluted	87,467,288	87,467,288

Loss per share, basic and diluted	$(0.01)	$(0.01)

The basic loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the year. The diluted loss per share reflects the potential dilution of common share equivalents, such as outstanding stock options and convertible preferred shares, in the weighted average number of common shares outstanding during the year, if dilutive. All of the stock options and convertible preferred shares were anti-dilutive for the years ended 31 December 2011 and 2010.